UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

YARDVILLE NATIONAL BANCORP

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 2006

Forward Looking Statements

This presentation may contain forward-looking statements concerning the financial condition, results of operations and business of Yardville
National Bancorp.  We caution that such statements are subject to a number of uncertainties and actual results could differ materially and therefore you should not place undue reliance on any forward-looking statements we make.  We may not update any forward-looking
statements we make today for future events or developments.
Information about risks and uncertainties are described in our SEC filings, which are available on our website or from our Investor Relations
Department.

Additional information

In connection with the 2006 Annual Meeting, YNB filed a proxy statement with the Securities and Exchange Commission (SEC) and commenced mailing to shareholders on March 31, 2006.  YNB
shareholders are urged to read the proxy statement carefully because it contains important information.  Investors and shareholders may obtain a free copy of the proxy statement, and other material and any other documents that may be filed by YNB with the SEC in connection with the
Annual Meeting, through the SEC’s web site www.sec.gov.  Shareholders may also obtain free copies of the proxy statement and other documents filed by YNB in connection with the Annual Meeting by directing a request to: Yardville National Bancorp at 2465 Kuser Road, Hamilton, NJ
08690, Attention: Daniel J. O’Donnell, Esq., Chief Legal Officer.

YNB, its executive officers and directors may be deemed to be participants in a solicitation of proxies for the Annual Meeting.
Information regarding these participants and their interests is contained in the definitive proxy statement.

Agenda

Executive summary

Company overview

Historical financial performance

Strategic plan to increase shareholder value

Recent events and corporate governance

YNB is focused on enhancing shareholder
value

YNB has rewarded its shareholders with solid returns

YNB has a plan to further capitalize on excellent market
opportunities

YNB has the right team in place to execute the strategic
plan and create additional shareholder value

We believe continued execution of the strategic plan should
create the greatest value for shareholders

Supporting YNB’s nominees preserves and
creates value

YNB will continue to execute its strategic plan to enhance
franchise value and deliver increased value to shareholders

Board and management are committed to enhancing value for
all shareholders

Management has the expertise to execute the strategy

YNB’s director nominees have the knowledge and expertise to
help lead YNB and continue increasing long-term shareholder
value

Vote the BLUE proxy card to

Elect YNB’s Directors

Agenda

Executive summary

Company overview

Historical financial performance

Strategic plan to increase shareholder value

Recent events and corporate governance

Company overview

81-year operating history

NASDAQ listed: YANB (since 1995)

cash dividends every quarter since IPO

Affluent Central NJ and Eastern PA markets

28 branches in 6 counties (and growing)

Executives with significant financial services experience

Largest community bank headquartered in Central NJ

Commercial lending with “reach” beyond the 6 counties

Retail deposit gathering strength

$70 million average deposits per branch

Financial overview

Stock price: $36.80 (3/31/06)

Market capitalization: $403 million

Total assets: $3.0 billion (12/31/05)

2005 EPS: $1.89 (11% annual growth over 2004)

Price/Book value: 2.22x

Price/2006E EPS: 18.4x

2005 ROAA: 0.72%

2005 ROAE: 12.6%

2005 Efficiency Ratio 53.2%

Providence
Hartford
NEW YORK
MASS.
RHODE ISLAND
CONNECTICUT
Waterbury
Middletown
New Haven
New London
Bridgeport
Stamford
Norwalk
Yonkers
Long Island
Paterson
Newark
New York
Scranton
Wilkes-Barre
Hazleton
Allentown
Reading
Lancaster
PENNSYLVANIA
NEW JERSEY
Philadelphia
Cherry Hill
Wilmington
Baltimore
MARYLAND
DEL.
Vineland
Atlantic City
Delaware Bay
Atlantic Ocean
U N I T E D S T A T E S
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.
Parsippany-Troy Hills
West Orange
Maplewood
Jersey City
Elizabeth
New Rochelle
Easton
Bethlehem
Flemington
Somerset
Edison
Perth Amboy
East Brunswick
Old Bridge
Princeton
Trenton
Hamilton Square
Long Branch
Lakewood
Ocean Grove
Levittown
Bensalem
Willingboro
Atlantic Ocean
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Percent of
households
with income
over
$150,000

20.0%

10.0%

0.0%

28 Existing Branches

11 Board Approved (to open in 1-3 years)

Outstanding demographics create great
additional opportunities in YNB’s markets

Median household income over $70,000

70% higher than the national average

Population density: 5 million people

12 times denser than national average

Total market deposits average $58 million per branch

Overall market average exceeds the national average

$76 billion deposit opportunity in YNB’s markets

With significant opportunity for community bank penetration

YNB deposits are growing, increasing in market share,
exceeding market per branch average; overall customer
base is expanding

Agenda

Executive summary

Company overview

Historical financial performance

Strategic plan to increase shareholder value

Recent events and corporate governance

10-year track record of delivering value

Growth has been “organic”

Over the past ten years, YNB has delivered:

29% compound annual commercial loan growth

22% compound annual asset growth

20% compound annual deposit growth

20% compound annual net income growth

9% compound annual EPS growth

533% total return to shareholders (approximately 20% annual
return since IPO)

Committed to paying dividends to shareholders

Cash dividend for the 49 consecutive quarters

$4.9 million in dividends in 2005 alone

Commercial Loans

$2.0B
1.5
1.0
0.5
0.0
CAGR: 29%
$0.1
$0.2
$0.3
$0.3
$0.5
$0.6
$0.8
$0.9
$1.1
$1.5
$1.6
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Superior service to our core middle-market
customers has driven strong loan growth

CAGR = Compound Annual Growth Rate.

Total Assets

$3.5B
3.0
2.5
2.0
1.5
1.0
0.5
0.0
CAGR: 22%
$0.4
$0.5
$0.6
$0.8
$1.1
$1.6
$1.9
$2.2
$2.4
$2.8
$3.0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

YNB

Strong loan growth has driven over 20%
annual asset growth for the last ten years

Total Deposits

$2.5M
2.0
1.5
1.0
0.5
0.0
CAGR: 20%
$0.3
$0.4
$0.4
$0.5
$0.7
$1.0
$1.1
$1.3
$1.5
$1.8
$2.0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

YNB

Deposits helped YNB fund most of the asset
growth

Net Income

$25.0M
20.0
15.0
10.0
5.0
0.0
CAGR: 20%
$3.4
$4.0
$5.0
$5.6
$8.0
$10.3
$8.6
$14.0
$10.3
$18.5
$20.9
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Excellent top-line growth has led to 20%
annual bottom-line growth

EPS (diluted)

$2.50
2.00
1.50
1.00
0.50
0.00
CAGR: 9%
$0.82
$0.80
$0.98
$1.10
$1.33
$1.47
$1.11
$1.68
$0.97
$1.71
$1.89
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Most importantly, EPS has grown almost
10% annually over the last ten years

Total Shareholder Return (%)

600
400
200
0
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
3/28/06
YNB
Russell 2000 Fin Services
Russell 2000

Since the IPO in June 1995, YNB
has delivered a 533% total return
to shareholders

Strong financial performance has translated
to excellent returns for shareholders

Note: Total shareholder return includes stock price appreciation and dividend payments.  533% total return translates to 20% average annual return on investment.  Data from June 1995 through March 28, 2006.

Cash dividends per share

$0.50
0.40
0.30
0.20
0.10
0.00
$0.19
$0.22
$0.24
$0.29
$0.34
$0.40
$0.44
$0.44
$0.46
$0.46
$0.46
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Investors have consistently received
dividends

YNB has a history of successfully taking
advantage of market opportunities

1996-2000: Capitalized on opportunities created from
consolidation in NJ market

35% annual loan growth in late 1990s

2000-2003: Successful expansion into “Northern
Region”

Region’s loan portfolio up to $400 million in 5 years

Regional branches have garnered $270 million in deposits (to date) and growing

2003-today: Effective retail expansion

Net interest margin improved from 2.42% to 3.05%

Branches gaining market share in core and emerging markets

Agenda

Executive summary

Company overview

Historical financial performance

Strategic plan to increase shareholder value

Recent events and corporate governance

Strategic plan to enhance shareholder value

Take advantage of industry consolidation to increase
market share among customers who value personal approach
and relationship banking

Expand operations in markets with significant growth
opportunities

Continue investing in updated technologies

Execute our retail strategy:

Open branches in new markets

Reinforce our brand image

Introduce new products and enhanced services

Focus on central value proposition: delivering high-quality
personal banking service in a convenient and efficient manor

“Round out” value to customers with enhanced consumer
and small business products and services

Continue developing and recruiting top talent

Keys to success

EPS growth

Manage cost of funds

Continue to decrease gap in deposit costs relative to peers
through smart retail expansion

Reposition borrowings

Stronger efficiency ratio

Expense control through operational improvement initiatives

Revenue enhancements through broader customer
penetration

Even better risk profile

Broaden and diversify loan portfolio

Better penetration of target commercial borrowers: Small
Business, Commercial & Industrial

New markets

Improve retail lending capabilities

Maintain

Relationship-based community banking model

Strength as middle-market commercial lender

Expand

Attract lower-cost deposits in new markets

Increased effort to expand retail and small business lending

Emerging markets focus: Middlesex, Monmouth, Ocean, Bucks

Generate additional commercial loan fee income

Cash management and related products

Explore

“Opportunistic” acquisitions, if available

The path to enhancing shareholder value

YNB team has the expertise to continue
building shareholder value

Senior, seasoned bankers with strong relationships to
generate assets

Stable executive management that has infused additional
senior and mid-level expertise

Solid mid-cap financial services public company experience

Collective expertise successfully leading strategic growth
initiatives

Agenda

Executive summary

Company overview

Historical financial performance

Strategic plan to increase shareholder value

Recent events and corporate governance

Summary of recent events

July 2004:

Seidman group files its initial Schedule 13D disclosing more than 5% beneficial ownership of of
YNB common stock

February 2005:

YNB and Seidman enter into a consulting agreement

The consulting agreement gave YNB access to Seidman and his ideas

Feb 2005 – Jan 2006:

Seidman meets and speaks on numerous occasions with YNB’s management team and select members of the Board of Directors

YNB reviews Seidman’s thoughts and recommendations

In the end, the Board believes that Seidman’s ideas relate to short-term gains – which are inconsistent with the Board’s longer-term plan for footprint expansion and value creation

May 2005 – July 2005:

Seidman formally requests to be added to the YNB Board of Directors

YNB nominating committee reviews Seidman’s application and Board chooses not to support his nomination and the Board determines not to make any changes in the composition of the Board

January 2006 – March 2006:

Board adopts director qualification bylaw

Seidman files suit in Passaic County, New Jersey asking the court to enjoin YNB from proceeding with the election of three directors or from applying the director qualification bylaw to Seidman and for a hard copy of the shareholder list

Dennis Pollack, a filing person on Seidman’s Schedule 13D nominates himself and two others for election to the Board in opposition to the three incumbent directors nominated by the Board for election at the Annual Meeting

On March 23, 2006 the New Jersey court denies the injunction and orders the annual meeting to proceed as scheduled with the election of three persons to the Board and orders YNB to mail its proxy materials and the dissidents’ proxy materials at the same time

The dissidents’ agenda may negatively
impact shareholder value

Seidman group has no track record for creating long-
term value

Seidman demands immediate engagement of investment bankers
to investigate sale or other alternatives

The Board believes that a forced sale of YNB is not in the best interest of the shareholders

Election of Seidman slate could interrupt long-term
strategic plan

Uncertainty can cause customer defection and make new
customer acquisition difficult

Could impede efforts to attract and retain key talent

Strong Corporate Governance Profile

Board comprised of a majority of independent outside directors (9/13)

Board has a Nominating and Governance Committee to oversee the corporate governance of the company

Nominating and Governance, Compensation, and Audit committees are composed solely of independent, outside directors

Position of Chairman and CEO are separate

All directors attended over 75% of meetings in 2005

No Board member serves on more than two other public companies

Board has relevant mix of talents: community involvement, business acumen, financial knowledge, real estate lending

Code of Ethics and Business Code of Conduct in place for several years

Strong Corporate Governance Profile (cont’d)

Company does not have a poison pill

ISS deemed shareholder value transfer of 2005 Equity Incentive Plan to be reasonable

Average options granted in the past three years less than 1% of total shares outstanding

Options have never been re-priced

All current equity incentive plans have been approved by shareholders

All directors own stock (11.4% of total)

CEO Patrick M. Ryan owns 2.2%

President and COO F. Kevin Tylus owns 1.4%

Strong Corporate Governance Quotient: outperformed 61% of Russell 3000 companies and 71% of bank peer group

YNB's Directors are highly qualified and
dedicated

Samuel D. Marrazzo

CEO of Marrazzo Supermarkets

Member of the Executive Committee of the Retail Marketing Group

Experienced developer of commercial real estate

YNB Board Committee Service: Nominating and Governance

Louis R. Matlack

Principal and Founder, Matlack Mediation

Executive at Scott Paper for 12 years

CEO of George Wetherill, Inc. for five years

YNB Board Committee Service: Audit, Strategic Planning

George D. Muller

President of Flemington Glass for 35 years

Former Chairman of the Board for Flemington National Bank & Trust

Former Chair, Carnegie Bank Business Development Board

Chairs YNB Board Compensation and Compliance Committees, also serves on Audit Committee

Nominees all are well-respected locally, and live and work in the communities we serve

Supporting YNB’s nominees preserves and
creates value

YNB will continue to execute its strategic plan to enhance
franchise value and deliver increased value to shareholders

Board and management are committed to enhancing value for
all shareholders

Management has the expertise to execute the strategy

YNB’s director nominees have the knowledge and expertise to
help lead YNB and continue increasing long-term shareholder
value

Vote the BLUE proxy card to

Elect YNB’s Directors